NEA Valuebuilder Variable Annuity AEA Valuebuilder Variable Annuity NEA Valuebuilder Retirement Income Director Variable Annuity Security Benefit Advisor Variable Annuity	Issued by:	Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated February 20, 2009,
To the Prospectus Dated May 1, 2008

Effective February 20, 2009, the Security Capital Preservation Fund merged into the Security Diversified Income Fund. All references to the Security Capital Preservation Fund in the Prospectus dated May 1, 2008, are hereby removed effective February 20, 2009.

Also effective February 20, 2009, the Security Diversified Income Subaccount name will change to Security US Intermediate Bond. All references to Security Diversified Income in the Prospectus dated May 1, 2008, are hereby changed to Security US Intermediate Bond effective February 20, 2009.

Please Retain This Supplement For Future Reference